Exhibit 99.1

BIRD & CRONIN, INC.

FINANCIAL STATEMENTS

SEPTEMBER 30, 2016 AND 2015

BIRD & CRONIN, INC.

CONTENTS

SEPTEMBER 30, 2016 AND 2015
Page

INDEPENDENT AUDITOR'S REPORT	1

FINANCIAL STATEMENTS
Balance Sheets	2-3
Statements of Income	4
Statements of Retained Earnings	5
Statements of Cash Flows	6
Notes to Financial Statements	7-10

INDEPENDENT AUDITOR'S REPORT

Board of Directors and Management
Bird & Cronin, Inc.
Eagan, Minnesota

We have audited the accompanying financial statements of Bird & Cronin, Inc. (an S Corporation), which comprise the balance sheets as of September 30, 2016 and 2015 and the related statements of income, retained earnings, and cash flows for the years then ended, and the related notes to the financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements.  The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error.  In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control.  Accordingly, we express no such opinion.  An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bird & Cronin, Inc. as of September 30, 2016 and 2015 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ CUMMINGS, KEEGAN & CO., P.L.L.P.

December 7, 2016
St. Louis Park, Minnesota

BIRD & CRONIN, INC.

BALANCE SHEETS
SEPTEMBER 30, 2016 AND 2015

ASSETS

	2016		2015
Current assets
Cash and cash equivalents		$2,289,493		$2,044,924
Accounts receivable, trade	2,261,380		2,230,978
Less allowance for rebates	(157,000)		(164,000)
Less allowance for doubtful accounts	(8,000)	2,096,380	(8,000)	2,058,978
Inventories:
Finished goods	1,886,387		1,492,176
Raw materials	2,485,044	4,371,431	2,274,214	3,766,390
Prepaid expenses		121,055		162,653

Total current assets		8,878,359		8,032,945

Property and equipment
Furniture and equipment		2,983,202		2,980,949
Leasehold improvements		741,458		741,458
		3,724,660		3,722,407
Less accumulated depreciation		(2,813,963)		(2,664,268)

Property and equipment - net		910,697		1,058,139

Other assets
Federal tax deposit to retain fiscal year		109,693		64,979

Total other assets		109,693		64,979

Total assets		$9,898,749		$9,156,063

See Notes to Financial Statements.

LIABILITIES AND STOCKHOLDERS' EQUITY

	2016	2015
Current liabilities
Accounts payable - trade	$823,869	$566,630
Accrued salaries and vacation	391,399	182,998

Total current liabilities	1,215,268	749,628

Stockholders' equity
Common stock, stated value $50 per share, 2,500 shares authorized, 217.5 shares issued and outstanding - stated value	10,875	10,875
Capital paid in excess of stated value	46,278	46,278
Retained earnings	8,626,328	8,349,282

Total stockholders' equity	8,683,481	8,406,435

Total liabilities and stockholders' equity	$9,898,749	$9,156,063

See Notes to Financial Statements.

BIRD & CRONIN, INC.

STATEMENTS OF INCOME
FOR THE YEARS ENDED SEPTEMBER 30, 2016 AND 2015

	2016		2015
		% of		% of
	Amount	Sales	Amount	Sales

Sales - net	$24,005,306	100.0%	$23,201,757	100.0%

Cost of sales	15,357,454	63.8	15,084,837	65.0

Gross profit	8,647,852	36.2	8,116,920	35.0

Operating expenses
Selling	2,223,511	9.3	2,588,136	11.0
General and administrative	4,357,490	17.9	4,479,006	19.2

Total operating expenses	6,581,001	27.2	7,067,142	30.2

	2,066,851	9.0	1,049,778	4.8

Other income
Miscellaneous income	248	-	44,485	0.2
Interest income	-	-	28	-

Total other income	248	-	44,513	0.2

Other expenses
Interest	53	-	-	-

Total other expenses	53	-	-	-

Net income	$2,067,046	8.9%	$1,094,291	5.0%

See Notes to Financial Statements.

BIRD & CRONIN, INC.

STATEMENTS OF RETAINED EARNINGS
FOR THE YEARS ENDED SEPTEMBER 30, 2016 AND 2015

	2016	2015

Balance - beginning of year	$8,349,282	$7,593,929

Add net income for the year	2,067,046	1,094,291

Less distributions to stockholders	(1,790,000)	(338,938)

Balance - end of year	$8,626,328	$8,349,282

See Notes to Financial Statements.

BIRD & CRONIN, INC.

STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED SEPTEMBER 30, 2016 AND 2015

	2016	2015

Cash flows from operating activities:
Net income	$2,067,046	$1,094,291
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	154,482	193,760
Net gain on disposal of assets	(200)	(12,911)
Provision for rebates and doubtful accounts	(7,000)	32,000
Changes in:
Accounts receivable	(30,402)	(150,855)
Inventories	(605,041)	(379,447)
Federal tax deposit to retain fiscal year	(44,714)	(23,944)
Prepaid expenses	41,598	(1,414)
Accounts payable	257,239	194,564
Accrued liabilities	208,401	23,099
Total adjustments	(25,637)	(125,148)

Net cash provided by operating activities	2,041,409	969,143

Cash flows from investing activities:
Proceeds from sale of assets	200	20,350
Capital expenditures	(7,040)	(10,463)

Net cash provided by (used in) investing activities	(6,840)	9,887

Cash flows from financing activities:
Distributions to stockholders	(1,790,000)	(338,938)

Net cash used in financing activities	(1,790,000)	(338,938)

Net increase in cash and cash equivalents	244,569	640,092

Cash and cash equivalents at beginning of year	2,044,924	1,404,832

Cash and cash equivalents at end of year	$2,289,493	$2,044,924

See Notes to Financial Statements.

BIRD & CRONIN, INC.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2016 AND 2015

1.   Summary of Significant Accounting Policies

Nature of Business - Bird & Cronin, Inc. (the "Company") manufactures and sells medical supplies and equipment on credit terms to medical and health care facilities throughout the United States and Canada.

Cash and Cash Equivalents - For purposes of the statements of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Customer Accounts Receivable - Customer accounts receivable is stated at the amount management expects to collect from outstanding balances.  Management provides for probable uncollectible amounts and estimated rebates and returns through charges to earnings and credits to valuation allowances based on its assessment of the current status of individual accounts and estimates of sales levels.  Balances that are still outstanding after management has used reasonable collection efforts are written off.  There were no accounts receivable balances over 90 days old for either of the years ended September 30, 2016 and 2015.

Inventories - Inventories are valued at the lower of cost (weighted average) or market, and consist of raw materials and finished goods.  Work in process is insignificant and is included in raw materials.

Property and Equipment - Property and equipment, including significant renewals and betterments, are capitalized at cost.  The costs of property, equipment and leasehold improvements are depreciated over the estimated useful lives of the related assets.  Depreciation is computed using straight-line and accelerated methods over the estimated useful lives of the assets.

When property and equipment is sold or retired, its cost and related accumulated depreciation allowance are removed from the accounts and any gain or loss from disposition is reflected in income.  Maintenance and repairs are charged to operations when incurred.

The estimated useful lives of the various classifications of property and equipment are as follows:

Classification of Assets	Estimated Useful Lives
Furniture and equipment	3-10 years
Leasehold improvements	7-40 years

Depreciation expense for the years ended September 30, 2016 and 2015 was $154,482 and $193,760, respectively.

BIRD & CRONIN, INC.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2016 AND 2015
(Continued)

1. Summary of Significant Accounting Policies (continued)

Accumulated depreciation for the years ended September 30, 2016 and 2015, by category, is as follows:

	2016	2015
Classification of Assets
Furniture and equipment	$2,467,805	$2,341,393
Leasehold improvements	346,158	322,875

Total	$2,813,963	$2,664,268

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions.  These estimates and assumptions affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from their estimates.

Shipping and Handling - The Company includes shipping and handling costs in cost of sales.

Advertising Costs - Advertising costs consist of general advertising costs which are expensed as incurred and printing of catalogs and product information which are expensed as the supply is used.  Prepaid advertising costs included in prepaid expenses were $5,545 and $8,190 as of September 30, 2016 and 2015, respectively, and advertising expense was $29,328 and $30,805 for the years ended September 30, 2016 and 2015, respectively.

Revenue Recognition - Sales are recognized when products are shipped to customers and includes amounts billed to customers for shipping.

Sales Tax - The Company excludes from its revenues all sales taxes assessed to its customers.  Sales taxes assessed on sales are recorded as accrued liabilities until remitted to state agencies.

Income Taxes - The Company has elected to be taxed under the provisions of the S-Corporation Act of the Internal Revenue Code and similar provisions of Minnesota law.  Under those provisions the Company does not pay federal or state corporate taxes on its income.  Instead, the stockholders are liable for individual federal and state income taxes on their respective shares of the Company's taxable income.

Under Section 7519 of the Internal Revenue Code, the Company is required to make income tax deposits to maintain its fiscal year end for the amount of deferred income from October 1 through December 31.  For the years ended September 30, 2016 and 2015, the amount on deposit was $109,693 and $64,979, respectively.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2016 AND 2015
(Continued)

1. Summary of Significant Accounting Policies (continued)

Subsequent Events - The Company has evaluated subsequent events through December 7, 2016, which is the date the financial statements were available to be issued.

Accounting Standards Not Yet Adopted - Accounting Standards Update (ASU) No. 2014-09, Revenue from Contracts with Customers, as revised by ASU No. 2015-14, Revenue from Contracts with Customers: Deferral of the Effective Date, will be effective for the Company for the year ending September 30, 2020.  This standard update requires an entity to recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects consideration to which the entity expects to be entitled in exchange for those goods or services.  The Company has not yet determined the effect this ASU will have on the Company's financial statements.

2. Line of Credit

The Company has a loan agreement with its bank for advances under a revolving line of credit of up to $4,000,000.  The line is secured by the Company's assets and expires February 28, 2017.  Interest is charged at the prime rate as published by the Wall Street Journal (3.5% at September 30, 2016).  There were no amounts outstanding at September 30, 2016 or 2015.  The line of credit agreement contains working capital, tangible net worth and other customary covenants.

3. Operating Lease and Related Party Transaction

The Company leases its warehouse and sales facilities from a limited liability company related through common control under an agreement expiring March 2019. The lease requires monthly lease payments of $50,000.  The lease agreement allows for an additional five year term.  In addition to the minimum rental payments, the agreement provides the Company pay real estate taxes, utilities, insurance, and maintenance.  Total rent expense (including real estate taxes) under the building operating lease for the years ended September 30, 2016 and 2015 was $719,858 and $718,579, respectively.

Future minimum obligations, not including real estate taxes, utilities, insurance or maintenance for the years ending September 30 are as follows:

Year
2017	$600,000
2018	600,000
2019	300,000

$1,500,000

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2016 AND 2015
(Continued)

4. Profit Sharing and 401(k) Plans

The Company has a profit sharing plan covering all employees who meet the Plan's eligibility requirements.  Contributions are made at the discretion of the management. No contributions were made for the years ended September 30, 2016 or 2015.

The Company also has a 401(k) plan for all eligible employees.  The Company will match employee contributions up to 5% of eligible compensation.  Employees are allowed to contribute up to 75% of compensation to the plan.  For the years ended September 30, 2016 and 2015, employer contributions were $217,031 and $243,630, respectively.

5. Concentrations

The Company maintains checking balances at two banks in the Minneapolis area.  Accounts at the institutions are insured by the Federal Deposit Insurance Corporation up to $250,000.  At September 30, 2016, the Company's uninsured cash and deposit balances totaled approximately $1,880,000.

The Company has concentrations of credit risk as a result of sales to two significant customers.  During the year ended September 30, 2016, these customers represented approximately 30% of total sales and 21% of total receivables at year end.  During the year ended September 30, 2015, these customers represented approximately 29% of total sales and 20% of total receivables at year end.

The Company has concentrations as a result of purchases from one major vendor for the year ended September 30, 2016 and two major vendors for the year ended September 30, 2015.  Purchases from these vendors as a percentage of total purchases for the years ended September 30, 2016 and 2015 represented approximately 10% and 26%, respectively.  These customers represented approximately 1% or less of accounts payable for each of the years ended September 30, 2016 and 2015.

6. Income Tax

Management has evaluated the Company's tax positions for all open tax years.  Currently, the 2013, 2014 and 2015 tax years are open and subject to examination by the Internal Revenue Service, Iowa Department of Revenue, North Dakota Department of Revenue and Minnesota Department of Revenue.  However, the Company is not currently under audit nor has the Company been contacted by any of these jurisdictions.

Based on the evaluation of the Company's tax positions, management believes all positions taken would be upheld under an examination.  Therefore, no provision for the effects of uncertain tax positions has been recorded for the year ended September 30, 2016.